UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): June 26, 2009


                       TOMI ENVIRONMENTAL SOLUTIONS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Florida                  000-09908               59-1947988
------------------------------    -------------   ------------------------------
 (State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)            File Number)         Identification No.)


         9454 Wilshire Blvd., Penthouse, Beverly Hills, CA       90212
       ----------------------------------------------------   ----------
              (Address of principal executive offices)        (Zip Code)


                                  (800) 525-1698
               --------------------------------------------------
               Registrant's telephone number, including area code


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

ITEM 5.02  Election of Director

     (d)   (1)   On June 26, 2009, the Board of Directors nominated and
                 elected Harold W. Paul as a new director to the board.

           (3) Mr. Paul will serve as Chairman of the Audit Committee and the Compensation Committee.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TOMI ENVIRONMENTAL SOLUTIONS, INC.

Date: June 30, 2009                      By: /s/ Halden Shane
                                            ---------------------------
                                            Halden Shane
                                            Principal Executive Officer